UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2010

MABCURE INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-141131
(Commission File Number)

20-4907813
(IRS Employer Identification No.)

De Schiervellaan 3/B1
3500 Hasselt, Belgium
(Address of principal executive offices and Zip Code)

+32 (48) 7425303
(Registrant's telephone number, including area code)

________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 3.02	Unregistered Sales of Equity Securities

Item 9.01	Financial Statements and Exhibits

Signatures

Exhibit Index

Ex-10.1	Conversion Agreement by and between Registrant and Chrysler Enterprises Ltd., executed on March 5, 2010.

Ex-10.2	Subscription Agreement by and between Registrant and Bluewater Financial Ltd., executed on March 5, 2010.

Ex-99.1	Press Release

Section 2 — Financial Information

Item 1.01. Entry into a Material Definitive Agreement.

Conversion Agreement

     On September 2, 2009, the Registrant entered into a loan agreement to obtain a bridge loan of $500,000 (the “Loan”) from Chrysler Enterprises Ltd. (“Chrysler”), which agreement is described in more detail in the Registrant’s Current Report on Form 8-K filed with the SEC on September 17, 2009 (hereinafter the “Loan Agreement”). On March 5, 2010, the Registrant entered into a conversion agreement (the “Conversion Agreement”) with Chrysler, pursuant to which the Loan and all accrued interest were converted into equity securities of the Registrant. In accordance with the Conversion Agreement, as full repayment of the Loan and all accrued interest, the Registrant issued to Chrysler 1,000,000 Units, with each Unit consisting of: (i) one share of the common stock of the Registrant; (ii) one non-transferable common stock purchase warrant entitling Chrysler to purchase one share of common stock until February 16, 2012, at a price per share of US$0.60; and (iii) one non-transferable common stock purchase warrant entitling Chrysler to purchase one share of common stock until February 16, 2012, at a price per share of US$0.70. All of the securities issued in connection with the Conversion Agreement are subject to certain transfer restrictions in compliance with U.S. securities laws.

     A copy of the Conversion Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Conversion Agreement is qualified in its entirety by reference to the full text of the Agreement.

Subscription Agreement

     On March 5, 2010, the Registrant entered into a subscription agreement (the “Subscription Agreement”) with Bluewater Financial Ltd. (the “Subscriber”). Under the terms of the Subscription Agreement, in exchange for payment by the Subscriber of $500,000, the Registrant will issue to the Subscriber 1,000,000 Units, with each Unit consisting of: (i) one share of the common stock of the Registrant; (ii) one non-transferable common stock purchase warrant entitling the Subscriber to purchase one share of common stock for until March 5, 2012 at a price per share of US$0.60; and (iii) one non-transferable common stock purchase warrant entitling the Subscriber to purchase one share of common stock until March 5, 2012, at a price per share of US$0.70. All of the securities issued in connection with the Subscription Agreement will be subject to certain transfer restrictions in compliance with U.S. securities laws.

     A copy of the Subscription Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Subscription Agreement is qualified in its entirety by reference to the full text of the Subscription Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

     The contents of Item 1.01 are incorporated herein by reference. The securities to be issued in the unregistered sales will not be registered under the Securities Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended. The securities described herein will be issued pursuant to the exclusion from registration offered under Regulation S under the Securities Act of 1933, as amended.

     A copy of the Registrant's press release in connection with the above, dated March 8, 2010, is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 10.1	Conversion Agreement by and between Registrant and Chrysler Enterprises Ltd., executed on March 5, 2010.

Exhibit 10.2	Subscription Agreement by and between Registrant and Bluewater Financial Ltd., executed on March 5, 2010.

Exhibit 99.1	Press Release of Registrant dated March 8, 2010.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABCURE INC.
     (Registrant)

By: /s/ Dr. Amnon Gonenne
      Dr. Amnon Gonenne
      President and Chief Executive Officer

Date: March 8, 2010